Exhibit 99.4


                      ASSIGNMENT OF CREDIT AGREEMENT, NOTE,
                          LIENS, AND SECURITY DOCUMENTS



     This ASSIGNMENT OF CREDIT AGREEMENT, NOTE, LIENS, AND SECURITY DOCUMENTS dated as of October 1, 2002 (this Instrument), is made by and among AQUILA ENERGY CAPITAL CORPORATION (Assignor), BLACK HILLS CORPORATION (Assignee), MALLON RESOURCES CORPORATION (MRC) and MALLON OIL COMPANY (MOC and, together with MRC, Borrower).

                                    RECITALS:

     WHEREAS, Borrower and Assignor are parties to that certain Credit Agreement dated September 9, 1999, as amended by that certain First Amendment to Credit Agreement dated November 21, 2000 and that Second Amendment to Credit Agreement dated February 8, 2002 (as amended, the Credit Agreement), providing for, among other things, loans to be made by Assignor to Borrower; and

     WHEREAS, the loans made pursuant to the Credit Agreement are evidenced by that certain Advancing Note dated September 9, 1999 made by Borrower payable to the order of Assignor in the original principal amount of $60,000,000 (the
Note); and

     WHEREAS, the payment of the Note and the performance of all obligations of Borrower under the Credit Agreement are secured by certain security documents and financing statements as described therein (as heretofore supplemented or amended, collectively the Security Documents), including without limitation the security documents listed on Schedule 1 attached hereto and made a part hereof; and

     WHEREAS, in connection with the Note and the Credit Agreement, Assignor has received or otherwise benefited by the various other Loan Documents (as defined in the Credit Agreement); and

     WHEREAS, in connection with the requirements of the Credit Agreement, Borrower has issued to Assignor 615,000 shares of common stock of Borrower (the Borrower Stock); and

     WHEREAS, Borrower has requested that Assignor surrender the Borrower Stock to Borrower and assign Assigno's rights and interests in, to and under the Credit Agreement, the Notes and the other Loan Documents, including without limitation the Security Documents, to Assignee, and Assignee has agreed to purchase such rights and interests, all on the terms and conditions provided herein;

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby act and agree as follows:

                                   Article I.
                          ASSIGNMENT OF ASSIGNED RIGHTS

     Section 1.1 Assignment and Assumption of Assigned Rights; Conditions.

     (a) Assignor, for and in consideration of the sum of $29,304,338.42 paid by Assignee to Assignor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, transfer, convey, assign, endorse, set over and deliver unto Assignee all of Assignor's right, title and interest in the following:

          (i) all indebtedness owing to Assignor under or pursuant to the Credit Agreement, the Note and the other Loan Documents (collectively the Assigned Indebtedness);

          (ii) all liens, rights, titles, interests, privileges, claims, demands, equities, charges and security interests of Assignor existing under or as security for the Assigned Indebtedness, including without limitation, those existing under or pursuant to the Security Documents and all other mortgages, deeds of trust, security agreements, financing statements, assignments of proceeds, indentures of trusts, assignments, pledges and other documents or instruments securing the Assigned Indebtedness (collectively the Assigned Liens); and

          (iii) all other rights, benefits, remedies and privileges of Assignor under or pursuant to the Credit Agreement, the Note, and the other Loan Documents, including, without limitation, Assignor's rights under that certain Intercreditor Agreement dated September 9, 1999 among Assignor, Universal Compression, Inc., and Borrower;

     LESS AND EXCEPT the Reserved Indemnities and the Reserved Interests (as each such term is hereinafter defined).

     TO HAVE AND TO HOLD the Assigned Indebtedness, the Assigned Liens, and all such other rights, benefits, remedies and privileges. The Assigned Indebtedness, the Assigned Liens and all such other rights, benefits, remedies and privileges, less and except the Reserved Indemnities and the Reserved Interests, are collectively referred to herein as the Assigned Rights.

     (b) Assignee hereby accepts the foregoing assignment and assumes any and all obligations of Assignor to Assignee to make loans or otherwise extend credit in accordance with the terms of the Credit Agreement and the other Loan Documents.

     (c) Borrower hereby consents to the foregoing assignment and assumption. BORROWER HEREBY RATIFIES AND CONFIRMS THE ASSIGNED INDEBTEDNESS, THE ASSIGNED LIENS, THE OTHER ASSIGNED RIGHTS, AND THE LOAN DOCUMENTS.

     Section 1.2 Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee that:

     (a) Assignor is the owner and holder of the Note and the Assigned Indebtedness, the Assigned Liens, and the other Assigned Rights and has good title thereto and full right, power and authority to transfer to Assignee all of the Assigned Indebtedness, the Assigned Liens and the other Assigned Rights, free of encumbrances, liens and claims thereto by any person, arising by, through, or under Assignor, but not otherwise. Assignor has not made or consented to any agreement that subordinates any of the Assigned Indebtedness to any loans, notes or other indebtedness owed by Borrower to any other person.

     (b) As of the date hereof, the aggregate unpaid principal balance which is due and owing on the Note is equal to $29,211,338.

     (c) The Base Agreement for Natural Gas Purchases dated September 9, 1999 between MOC and Aquila Energy Marketing Corporation (AEMC) is being terminated contemporaneous with Assignor's receipt of the cash consideration prescribed in
Section 1.1(a) hereof, whereupon neither Borrower nor AEMC will have any continuing rights or obligations thereunder.

     (d) The ISDA Master Swap Agreement dated September 9, 1999 between MRC and Aquila Merchant Services, Inc., as successor in interest to Aquila Risk Management Corporation (AMS), and the Transactions entered into thereunder are being terminated contemporaneous with the later of (i) Assignor's receipt of the cash consideration prescribed in Section 1.1(a) hereof and (ii) the execution and delivery of the related Termination of Agreement and Mutual Release between MRC and AMS and AMS's receipt of the cash consideration prescribed therein, whereupon neither MRC nor AMS will have any continuing rights or obligations thereunder.

     (e) The ISDA Master Swap Agreement dated September 9, 1999 between MOC and AMS, and the Transactions entered into thereunder are being terminated contemporaneous with the later of (i) Assignor's receipt of the cash consideration prescribed in Section 1.1(a) hereof and (ii) the execution and delivery of the related Termination of Agreement and Mutual Release between MOC and AMS and AMS's receipt of the cash consideration prescribed therein, whereupon neither MOC nor AMS will have any continuing rights or obligations thereunder.

     (f)  The  Borrower  Stock  being   surrendered  to  Borrower   pursuant  to
Section 1.61.7 below is owned solely by Assignor, and is free and clear of all liens, claims and encumbrances arising by, through, or under Assignor, but not otherwise.

     Section 1.3 Representation and Warranty of Assignee. Assignee hereby represents and warrants to Assignor that Assignee has made an independent decision to enter into this Instrument, without reliance on any representation, warranty, covenant or undertaking by Assignor, whether written, oral or implicit, other than as expressly set out herein.

     Section 1.4 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Assignor and Assignee that, as of the date hereof:

     (a) There are no offsets, defenses or counterclaims against the enforcement of the Assigned Indebtedness, the Assigned Liens or the other Assigned Rights, whether held by Assignor or Assignee, and the Assigned Indebtedness, the Assigned Liens and the other Assigned Rights are in full force and effect.

     (b) As of the date hereof, the aggregate unpaid principal balance which is due and owing on the Note is equal to $29,211,338.

     (c) No release or subordination relating to the Assigned Liens has been executed. Borrower has not subordinated (or consented to the subordination of) the Assigned Indebtedness to any other indebtedness owing to any person.

     (d) No Unmatured Event of Default or Event of Default (as defined in the Credit Agreement) has occurred and is continuing other than the Unmatured Events of Default and/or the Events of Default disclosed on Schedule 2 attached hereto.

     (e) Borrower has not entered into any amendments or modifications to the Credit Agreement, the Notes or any other Loan Document prior to the date hereof other than the First Amendment to Credit Agreement and Second Amendment to Credit Agreement described above (the Amendments), and Borrower has received no waivers (other than those which no longer remain in effect or those contained in any Amendment) with respect to any of the Loan Documents other than the waivers disclosed on Schedule 3 attached hereto.

     (f) The Base Agreement for Natural Gas Purchases dated September 9, 1999 between MOC and AEMC is being terminated contemporaneous with Assignor's receipt of the cash consideration prescribed in Section 1.1(a) hereof, whereupon neither Borrower nor AEMC will have any continuing rights or obligations thereunder.

     (g) The ISDA Master Swap Agreement dated September 9, 1999 between MRC and AMS, and the Transactions entered into thereunder are being terminated contemporaneous with the later of (i) Assignor's receipt of the cash consideration prescribed in Section 1.1(a) hereof and (ii) the execution and delivery of the related Termination of Agreement and Mutual Release between MRC and AMS and AMS's receipt of the cash consideration prescribed therein, whereupon neither MRC nor AMS will have any continuing rights or obligations thereunder.

     (h) The ISDA Master Swap Agreement dated September 9, 1999 between MOC and AMS, and the Transactions entered into thereunder are being terminated contemporaneous with the later of (i) Assignor's receipt of the cash consideration prescribed in Section 1.1(a) hereof and (ii) the execution and delivery of the related Termination of Agreement and Mutual Release between MOC and AMS and AMS's receipt of the cash consideration prescribed therein, whereupon neither MOC nor AMS will have any continuing rights or obligations thereunder.

        Section 1.5 Representations and Warranties by each Party. Each party hereto represents and warrants the following to the other parties:

     (a) Authority; Execution. The party has all requisite power and authority to execute this Instrument and consummate the transactions contemplated hereby. The execution, delivery, and performance of this Instrument and the consummation of the transactions contemplated hereby on the part of the party have been duly and validly authorized by all necessary action on the part of such party.

     (b) No Conflict. The execution, delivery and performance by the party of this Instrument does not and will not conflict with or violate any provision of its respective articles of incorporation, bylaws or other organizational documents or any other material agreement, contract or instrument to which it is a party.

     Section 1.6 Endorsement of Note. Upon the execution of this Instrument, Assignor shall deliver the Note to Assignee, which Assignor shall have endorsed as follows: Pay to the order of Black Hills Corporation, without any warranty, representation or recourse whatsoever, express or implied, whether statutory or otherwise, other than as expressly set forth in that certain Assignment of Credit Agreement, Note, Liens and Security Documents dated as of October 1, 2002, by and among Aquila Energy Capital Corporation, Black Hills Corporation, Mallon Resources Corporation and Mallon Oil Company.

     Section 1.7 Surrender of Stock. Assignor hereby assigns to Mallon the Borrower Stock. Upon the execution of this Instrument, Assignor shall surrender to Borrower all shares of Borrower Stock, which Borrower shall cancel. Upon such surrender by Assignor, Assignor shall have no further rights with respect to the Borrower Stock, or with respect to any other stock of or interest in Borrower.

     Section 1.8 Delivery of Insurance Certificates. Upon the execution of this Instrument, Borrower shall deliver to Assignee the certificates of insurance required by Section 7.1(p) of the Credit Agreement, showing Assignee as a loss payee and an additional party insured as its interest may appear.

     Section 1.9 Reserved Indemnities and Reserved Interests. Notwithstanding any other provision hereof or in any other agreement: (a) Borrower shall remain fully liable to Assignor and its shareholders, officers, directors, attorneys, agents and representatives (collectively the ndemnified Assignor Parties) with respect to all valid and existing obligations and liabilities of Borrower to provide indemnification to the Indemnified Assignor Parties pursuant to the Credit Agreement, which obligations and liabilities shall survive the execution and delivery of this Instrument and any subsequent amendment, restatement or termination of the Credit Agreement (collectively, the Reserved Indemnities), and such Reserved Indemnities: (x) shall be and are hereby excepted and reserved from the Assigned Rights and (y) are not included among any of the liabilities or obligations released by Assignor pursuant to Section 1.11 hereof; and
(b) Assignor hereby also excepts from the Assigned Rights all of the rights under the Agency Agreement identified in Section 1.2(c), the Base Agreement for Natural Gas Purchases identified in Section 1.2(d) and the ISDA Master Swap
Agreements identified in Sections 1.2(e) and (f), all of which are being terminated as provided herein; as well as the Borrower Stock that is being surrendered to Borrower pursuant to Section 1.7 hereof (collectively, the Reserved Interests).

     Section 1.10 Release by Borrower. To induce Assignor to sell, and Assignee to purchase the Assigned Rights, and at the special insistence and request of Assignor and Assignee, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby fully releases and discharges Assignor and its successors and assigns (including but not limited to Assignee) and their respective officers, directors, employees, representatives, agents and affiliates, from all claims, demands, causes of action, liabilities or other obligations (Claims) of any kind whatsoever (INCLUDING, WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATEMENTS OR CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY PERSON HEREBY INDEMNIFIED), whether known or unknown and whether now existing or hereafter asserted, to the extent that any such Claims arise from or are related to events or circumstances occurring or existing on or before the date hereof and are in any way related to the Notes, the Credit Agreement, any other Loan Documents, or any of the transactions provided for thereby. The foregoing release and discharge shall be deemed to be effective immediately following the assignment and assumption effected by Article I hereof, subject to the provisions of Section 2.6, and as part of the foregoing release, Borrower hereby releases Assignor from any of its obligations and commitments to make loans or otherwise extend credit under the Credit Agreement, provided that such release shall not impair the assumption by Assignee contained in Section 1.1(b) hereof.

     Section 1.11 Release by Assignor. To induce Assignee to purchase the Assigned Rights, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby fully releases and discharges Borrower and Assignee, their respective successors and assigns, and their respective officers, directors, employees, representatives, agents and affiliates, from all Claims of any kind whatsoever, whether known or unknown and whether now existing or hereafter asserted, to the extent that any such Claims arise from or are related to events or circumstances occurring or existing on or before the date hereof and are in any way related to the Notes, the Credit Agreement, any other Loan Documents, or any of the transactions provided for thereby, subject to the provisions of Section 1.13 below, and except for:
(a) any claims, causes of action and other rights of Assignor against Borrower reserved by Assignor pursuant to Section 1.9, above, and (b) any obligations of Assignee to Assignor expressly created pursuant to this Instrument.

     Section 1.12 Release by Assignee. To induce Assignor to sell and transfer the Assigned Rights, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee hereby fully releases and discharges Assignor, its successors and assigns, and their respective officers, directors, employees, representatives, agents and affiliates, from all Claims of any kind whatsoever, whether known or unknown and whether now existing or hereafter asserted, to the extent that any such Claims arise from or are related to events or circumstances occurring or existing on or before the date hereof and are in any way related to the Notes, the Credit Agreement, any other Loan Documents, or any of the transactions provided for thereby, except for any Claims arising from or related to any obligations of Assignor to Assignee expressly created pursuant to this Instrument, including, without limitation, any Claims arising from any breach by Assignor of any of its representations, warranties, covenants or agreements hereunder.

     Section 1.13 Continuing Indebtedness. The Assigned Indebtedness is continuing indebtedness, and nothing herein contained shall be construed to cause or deem any of the Assigned Indebtedness to be paid, or to release or terminate any of the Assigned Liens (or any other lien securing any of the Assigned Indebtedness).

     Section 1.14 Amendment to Mortgage. Borrower and, at Assignor's request, Assignor, will execute an amendment to the Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Production from MOC to Lee-Ken Choo, Trustee for the benefit if Aquila (the Mortgage) in form and substance mutually satisfactory, reflecting the assignment of the Mortgage to Assignee within two business days after Assignee has provided to Borrower (and to Assignor, if Assignor is to be a party to such amendment) a mutually acceptable form of such amendment.

     Section 1.15 Termination of Agency Agreement. The Agency Agreement dated September 9, 1999 between Borrower and Assignor is hereby terminated contemporaneous with Assignor's receipt of the cash consideration prescribed in
Section 1.1(a) hereof, whereupon neither Borrower nor Assignor will have any continuing rights or obligations thereunder.

     Section 1.16 Additional Documents. Assignor will from time to time, at the reasonable request of Assignee and upon payment of Assignor's expenses, execute and deliver to Assignee any documents which are necessary or desirable to carry out more effectively the purposes hereof, including without limitation, any financing statements or assignments, properly completed (and acknowledged when required).

                                  Article II.
                                  MISCELLANEOUS

     Section 2.1 Addresses. For the purposes hereof, the addresses of the parties shall be as shown beside their signatures hereto.

     Section 2.2 Choice of Law. This Instrument shall be governed by the internal laws of the State of Texas, without giving effect to that state's choice of law rules.

     Section 2.3 Counterparts. This Instrument may be executed by the different parties hereto in separate counterparts. All of such counterparts together constitute one and the same instrument.

     Section 2.4 Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon the successors and assigns of the parties hereto, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 2.5 Entire Agreement. THIS WRITTEN INSTRUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 2.6 Effective Date. Notwithstanding anything else herein to the contrary, this instrument shall not become effective unless and until the cash consideration required to be paid by Assignee to Assignor pursuant to
Section 1.1 (a) hereof has been received by Assignor.


                                   [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have each executed this Instrument on the dates set forth in their respective acknowledgments below to be effective for all purposes as of the date first above written.

Address of Assignor is:                   AQUILA ENERGY CAPITAL CORPORATION

909 Fannin, Suite 1850
Two Houston Center                        By:
Houston, Texas  77010                     Name:
Mr. Lee-Ken Choo                          Title:



Address of Assignee is:                   BLACK HILLS CORPORATION

P.O. Box 1400 (57709-1400)
625 Ninth St.
Rapid City, SD  57701                     By:
David R. Emery                            Name:                              _
                                          Title:



Address of Borrower is:                   MALLON RESOURCES CORPORATION


999 18TH Street, Suite 1700               By:
Denver, Colorado 80202                    Name:
Mr. George O. Mallon, Jr.                 Title:


                                          MALLON OIL COMPANY


                                          By:
                                          Name:
                                          Title:

                                 ACKNOWLEDGMENT
                                   (Assignor)


STATE OF COLORADO

CITY AND COUNTY OF DENVER


     The foregoing instrument was acknowledged before me this 1st day of October, 2002, by Kenneth F. Wyatt, Vice President of Aquila Energy Capital Corporation.

     Witness my hand and official seal.



                                             ________________________________
                                             Notary Public
                                             Name:  Louise A. Canjar

My commission expires:  January 20, 2006

(NOTARIAL SEAL)

                                 ACKNOWLEDGMENTS
                                   (Assignee)


STATE OF COLORADO

CITY AND COUNTY OF DENVER


     The foregoing instrument was acknowledged before me this 1st day of October, 2002, by David R. Emery, Vice President/Fuel Resources of Black Hills Corporation

         Witness my hand and official seal.


                                             _________________________________
                                             Notary Public
                                             Name:  Louise A. Canjar


My commission expires:  January 20, 2006

(NOTARIAL SEAL)

                                 ACKNOWLEDGMENT
                                   (Borrower)


STATE OF COLORADO

CITY AND COUNTY OF DENVER

     The foregoing instrument was acknowledged before me this 1st day of October, 2002, by Roy K. Ross, Executive Vice President of Mallon Resources Corporation.

     Witness my hand and official seal.


                                             _________________________________
                                             Notary Public
                                             Name:  Louise A. Canjar


My commission expires:  January 20, 2006

(NOTARIAL SEAL)





STATE OF COLORADO

CITY AND COUNTY OF DENVER


     The foregoing instrument was acknowledged before me this 1st day of October, 2002, by Roy K. Ross, Executive Vice President Mallon Oil Company.

     Witness my hand and official seal.

                                             _______________________________
                                             Notary Public
                                             Name:  Louise A. Canjar

My commission expires:  January 20, 2006

(NOTARIAL SEAL)

                                   SCHEDULE 1
      To Assignment of Credit Agreement, Note, Liens and Security Documents

                               SECURITY DOCUMENTS



                                 [See attached]

                                   SCHEDULE 2
      To Assignment of Credit Agreement, Note, Liens and Security Documents



                EVENTS OF DEFAULT AND UNMATURED EVENTS OF DEFAULT



1. Borrower is not in full compliance with the covenant set forth in Section 7.1(k) [timely payment of trade creditors].

2. Borrower is not in compliance with requirements set forth in Section 10.1(b) [projected net revenues].

3. Borrower is not in compliance with requirements set forth in Section 10.1(g) [P.I.T. lien].

                                   SCHEDULE 3
      To Assignment of Credit Agreement, Note, Liens and Security Documents



                                     WAIVERS



     Assignor  has  heretofore  waived  Borrower's  deficiencies  set  forth  in
Schedule 2, or agreed to refrain from taking action with respect thereto for a period of time.